Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2012 FIRST QUARTER RESULTS

MILPITAS, Calif., October 27, 2011 —KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its first quarter of fiscal year 2012, which ended on September 30, 2011. KLA-Tencor reported GAAP net income of $192 million and GAAP earnings per diluted share of $1.13 on revenues of $796 million for the first quarter of fiscal year 2012.

“KLA-Tencor’s market leadership and strong business model enabled us to deliver solid financial results in the first quarter of fiscal year 2012, despite a challenging global economic and industry environment,” commented Rick Wallace, president and chief executive officer of KLA-Tencor. “Though some of our customers are delaying capacity expansion plans today as they assess current macroeconomic and industry conditions, we are well-positioned to benefit from the investments that our customers are continuing to make in driving their advanced technology roadmaps.”

GAAP Results

	Q1 FY 2012	Q4 FY 2011	Q1 FY 2011
Revenues	$796 million	$892 million	$682 million
Net Income	$192 million	$245 million	$154 million
Earnings per Diluted Share	$1.13	$1.43	$0.91

Non-GAAP Results

	Q1 FY 2012	Q4 FY 2011	Q1 FY 2011
Net Income	$198 million	$256 million	$169 million
Earnings per Diluted Share	$1.17	$1.50	$0.99

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2012 first quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the expectation that KLA-Tencor’s customers will continue to invest in their advanced technology roadmaps and KLA-Tencor’s ability to maintain its technological advantages and market position and, therefore, to benefit from those continuing investments in the form of future successful operating results, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2011, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	September 30, 2011	June 30, 2011
ASSETS
Cash, cash equivalents and marketable securities	$2,100,151	$2,038,535
Accounts receivable, net	461,640	583,270
Inventories, net	612,603	575,730
Other current assets	422,525	478,475
Land, property and equipment, net	264,279	257,358
Goodwill	327,971	328,156
Purchased intangibles, net	77,949	85,902
Other non-current assets	298,199	328,095

Total assets	$4,565,317	$4,675,521

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$114,575	$142,945
Deferred system profit	136,122	192,338
Unearned revenue	47,311	44,264
Other current liabilities	436,211	499,314

Total current liabilities	734,219	878,861

Non-current liabilities:
Long-term debt	746,425	746,290
Income tax payable	37,978	78,337
Unearned revenue	38,857	34,905
Other non-current liabilities	73,243	76,235

Total liabilities	1,630,722	1,814,628

Stockholders’ equity:
Common stock and capital in excess of par value	1,031,157	1,010,659
Retained earnings	1,910,403	1,852,633
Accumulated other comprehensive income (loss)	(6,965)	(2,399)

Total stockholders’ equity	2,934,595	2,860,893

Total liabilities and stockholders’ equity	$4,565,317	$4,675,521

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended
(In thousands, except per share data)	September 30, 2011	September 30, 2010
Revenues:
Product	$650,256	$550,609
Service	146,220	131,733

Total revenues	796,476	682,342

Costs and operating expenses:
Costs of revenues	340,349	263,969
Engineering, research and development	107,762	94,720
Selling, general and administrative	94,076	88,037

Total costs and operating expenses	542,187	446,726
Income from operations	254,289	235,616

Interest expense and other, net	(7,027)	(12,304)

Income before income taxes	247,262	223,312
Provision for income taxes	55,267	69,116

Net income	$191,995	$154,196

Net income per share:
Basic	$1.15	$0.92

Diluted	$1.13	$0.91

Cash dividends declared per share	$0.35	$0.25

Weighted average number of shares:
Basic	166,684	167,187

Diluted	169,835	169,839

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	September 30,
(In thousands)	2011	2010
Cash flows from operating activities:
Net income	$191,995	$154,196
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,184	20,783
Non-cash stock-based compensation expense	20,496	24,213
Net gain on sale of marketable securities and other investments	(662)	(1,047)
Changes in assets and liabilities:
Decrease (increase) in accounts receivable, net	129,227	(50,342)
Increase in inventories, net	(43,699)	(63,450)
Decrease in other assets	91,789	10,870
Increase (decrease) in accounts payable	(28,558)	30,096
Decrease in deferred system profit	(56,216)	(3,101)
Decrease in other liabilities	(108,571)	(26,690)

Net cash provided by operating activities	218,985	95,528

Cash flows from investing activities:
Capital expenditures, net	(12,128)	(11,163)
Purchase of available-for-sale securities	(303,101)	(228,951)
Proceeds from sale and maturity of available-for-sale securities	268,931	239,650
Purchase of trading securities	(18,586)	(16,004)
Proceeds from sale of trading securities	16,176	30,623

Net cash provided by (used in) investing activities	(48,708)	14,155

Cash flows from financing activities:
Issuance of common stock	9,702	2,953
Tax withholding payments related to vested and released restricted stock units	(17,930)	(9,517)
Common stock repurchases	(66,392)	(62,156)
Payment of dividends to stockholders	(58,460)	(41,785)

Net cash used in financing activities	(133,080)	(110,505)

Effect of exchange rate changes on cash and cash equivalents	(2,579)	9,288

Net increase in cash and cash equivalents	34,618	8,466

Cash and cash equivalents at beginning of period	711,329	529,918

Cash and cash equivalents at end of period	$745,947	$538,384

Supplemental cash flow disclosures:
Income taxes paid, net	$37,391	$46,060
Interest paid	$611	$352

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended
		September 30, 2011	June 30, 2011	September 30, 2010
GAAP net income		$191,995	$245,017	$154,196
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	7,628	7,628	8,178
Restructuring, severance and other related charges	b	2,556	1,915	—
Restatement related charges	c	135	4,133	—
Income tax effect of non-GAAP adjustments	d	(4,063)	(4,295)	(2,857)
Discrete tax items	e	—	1,715	9,154

Non-GAAP net income		$198,251	$256,113	$168,671

GAAP net income per diluted share		$1.13	$1.43	$0.91

Non-GAAP net income per diluted share		$1.17	$1.50	$0.99

Shares used in diluted shares calculation		169,835	170,884	169,839

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non- GAAP adjustment
Three months ended September 30, 2011
Costs of revenues	$5,240	$947	$—	$6,187
Engineering, research and development	898	1,475	—	2,373
Selling, general and administrative	1,490	134	135	1,759

Total in three months ended September 30, 2011	$7,628	$2,556	$135	$10,319

Three months ended June 30, 2011
Costs of revenues	$5,240	$435	$—	$5,675
Engineering, research and development	898	969	—	1,867
Selling, general and administrative	1,490	511	4,133	6,134

Total in three months ended June 30, 2011	$7,628	$1,915	$4,133	$13,676

Three months ended September 30, 2010
Costs of revenues	$5,790	$—	$—	$5,790
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	—	—	1,490

Total in three months ended September 30, 2010	$8,178	$—	$—	$8,178

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, and inventory fair value adjustments associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude acquisition related inventory fair value adjustments as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program and reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related stockholder litigation and other matters. KLA-Tencor has paid or reimbursed legal expenses incurred by a number of its current and former directors, officers and employees in connection with the investigation of the company’s historical stock option practices and the related litigation and government inquiries. KLA-Tencor is currently paying defense costs for one former officer and employee facing an SEC civil action to which the company is not a party, and the company is also obligated to pay the attorneys’ fees and expenses incurred by former employees in connection with discovery undertaken in that case. The company is further incurring costs associated with retaining counsel to respond to discovery requests and otherwise representing the company in that litigation. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.